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                                                                    EXHIBIT 23.1




INDEPENDENT AUDITORS' CONSENT



We consent to the incorporation by reference in this Registration Statement of Equity One, Inc. on Form S-3 of our report dated March 12, 1999, appearing in the Annual Report on Form 10-K of Equity One, Inc. for the year ended
December 31, 1998 and to the reference to us under the heading "Experts" in the Prospectus, which is part of this Registration Statement.



DELOITTE & TOUCHE LLP
Certified Public Accountants

Miami, Florida
February 21, 2000